UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 10, 2023

Coherent Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, no par value	IIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2023, Coherent Corp. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure.

On May 10, 2023, the Company announced the following.

In light of macro conditions and ongoing work to make the Company more efficient, the Company plans to take certain restructuring actions including site consolidation, movement, and closure, as well as the relocation of certain manufacturing facilities to increase its resiliency, and global head-count reductions.

In addition, the Company has accelerated some of the actions planned as part of its multi-year synergy, integration, and transformation efforts following the acquisition of Coherent, Inc., including site consolidations and relocations to lower cost sites. These relocations and other actions are expected to result in the Company achieving its previously announced $250 million synergy plan.

The Company has commenced a review of strategic alternatives for its Silicon Carbide Business. The strategic alternatives under consideration include a minority investment in the Silicon Carbide Business by a strategic or financial partner, joint venture, and/or the sale of the Silicon Carbide Business.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Forward Looking Statements

The statements contained herein included forward-looking statements relating to future events and expectations, including with respect to our belief that the restructuring actions we plan to take to will increase the Company’s resiliency and that the acceleration of some of the actions planned as part of the Company’s multi-year synergy, integration, and transformation efforts will result in the Company achieving its previously announced $250 million synergy plan, are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements contained herein involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it herein have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release Dated May 10, 2023

104.0	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT CORP.

Date: May 10, 2023	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer